For Immediate Release
For Further Information, Contact:
Jeff Nathanson, SVP, Investor Relations
207 761-8517

Banknorth reports record earnings. Net Income Up 10%.

(Second Quarter Earnings Conference Call at 1:30 p.m. Eastern Time today, July 19, 2004. Dial-in number for USA and Canada is 800 901-5241. International dial-in number is 617-786-2963. Passcode for both numbers is 10986982. Replay number for USA and Canada is 888-286-8010. International replay dial-in number is 617-801-6888. Replay passcode for both is 67555612. Live webcast and webcast replay available at www.banknorth.com, Investor Relations.)

Portland, Maine, July 19, 2004 – Banknorth Group, Inc. (NYSE: BNK) today announced net income of $95.8 million for the second quarter ended June 30, 2004, a 10% increase over net income of $87.5 million for the second quarter of 2003. On a per diluted share basis, net income was 55 cents for the second quarter, up 4% over the same quarter a year ago.

Exclusive of merger and consolidation costs, net income was $98.5 million for the quarter ended June 30, 2004, up 11% from $88.5 million for the second quarter of 2003. On a per share basis, net income exclusive of merger and consolidation costs was 57 cents per diluted share for the quarter ended June 30, 2004 up 6% from 54 cents per diluted share for the quarter ended June 30, 2003.

Banknorth’s net income for the six months ended June 30, 2004 amounted to $186.2 million, a 10% increase over net income of $168.9 million for the six months ended June 30, 2003. On a per diluted share basis, net income for the first half of 2004 was $1.10, which represented a 6% increase over the $1.04 net income per diluted share for the first half of 2003.

“It was a solid quarter all the way around marked by strong loan and deposit growth, successful acquisition integration and tight expense control.” said William J. Ryan, Banknorth Chairman, President and Chief Executive Officer.

Net interest income was $230.1 million in the second quarter of 2004, a 9% increase as compared to $211.6 million of net interest income in the second quarter of 2003.

Noninterest income, excluding gains on sales of securities, increased 5% in the second quarter of 2004 as compared to the second quarter of 2003. Investment planning services income increased 32%, trust and investment management services income increased 24%, merchant and electronic banking income increased 18%, deposit services fees rose 15%, and insurance brokerage commissions were up 12%. These increases were partially offset by a decrease in mortgage banking revenue of $2.7 million during the quarter ended June 30, 2004 as compared to the quarter ended June 30, 2003, and by a decrease in option income of $4.9 million for the same period.

Noninterest expense, excluding prepayment penalties on borrowings in the second quarter of 2003 and merger and consolidation expenses, increased by 5% in the second quarter of 2004 as compared to the second quarter of 2003. Salaries and employee benefits and advertising and marketing expenses both increased by 6% for the quarter ended June 30, 2004 as compared to the quarter ended June 30, 2003. When compared to the first quarter of 2004, noninterest expense, excluding merger and consolidation expenses, increased by just $1.6 million or 1.0%.

Total assets increased by 14% to $29.3 billion at June 30, 2004 up from $25.8 billion at June 30, 2003. Total assets increased by $2.4 billion at June 30, 2004 compared to March 31, 2004, of which $1.8 billion was due to the acquisitions of CCBT Financial Companies, Inc. and Foxborough Savings Bank on April 30, 2004.

Total loans and leases increased by 15% to $18.1 billion at June 30, 2004 from $15.7 billion at June 30, 2003, with commercial real estate loans and commercial business loans and leases both up 18% and consumer loans up 13%. Total loans and leases at June 30, 2004 were 9% higher than the $16.6 billion of total loans and leases at March 31, 2004.

Total deposits at June 30, 2004 were $19.3 billion, 9% higher than at June 30, 2003. Noninterest bearing deposits, principally checking accounts, increased by 24% and money market and NOW accounts increased by 16% while regular savings accounts increased by 6%. Retail certificates of deposit declined by 8%, reflecting the Company’s strategy to allow these higher rate CDs to run off. Total deposits at June 30, 2004 were 8% higher than the $18.0 billion of total deposits at March 31, 2004.

The Company’s net interest margin for the quarter ended June 30, 2004 was 3.66% as compared to 3.71% for the quarter ended June 30, 2003 and 3.68% for the quarter ended March 31, 2004.

Asset quality remained strong and continued positive trends. Non-performing loans decreased by $2.7 million or 4% in the second quarter of 2004 as compared to the first quarter of 2004. As a percentage of total loans, non-performing loans declined to .36% at June 30, 2004, down from .39% at June 30, 2003 and down from .41% at March 31, 2004. As a percentage of total assets, non-performing assets declined to .23% at June 30, 2004 as compared to .25% at June 30, 2003 and .26% at March 31, 2004.

At June 30, 2004, the Company’s Tier 1 leverage capital was 6.75% as compared to 6.36% at June 30, 2003 and 6.84% at March 31, 2004. The Company’s total risk based capital ratio was 10.98% at June 30, 2004 as compared to 10.99% at June 30, 2003 and 11.47% at March 31, 2004.

At June 30, 2004, the Company’s book value per share was $16.61 while tangible book value per share was $8.39. Shareholders’ equity was $2.87 billion at June 30, 2004.

Banknorth also announced today that it has completed the previously-announced acquisition of Drake, Swan & Crocker Insurance Agency of Orleans, Massachusetts.

At June 30, 2004, Banknorth Group, headquartered in Portland, Maine and one of the 30 largest commercial banks in the country, had $29.3 billion in assets. The pending acquisition of BostonFed Bancorp, Inc., expected to close in the first quarter of 2005, is projected to increase Banknorth’s assets by more than $1.5 billion. Banknorth’s banking subsidiary, Banknorth, N.A., operates banking divisions in Connecticut (Banknorth Connecticut); Maine (Peoples Heritage Bank); Massachusetts (Banknorth Massachusetts); New Hampshire (Bank of New Hampshire); New York (Evergreen Bank); and Vermont (Banknorth Vermont). The Company and Banknorth, N.A. also operate subsidiaries and divisions in insurance, money management, merchant services, mortgage banking, government banking and other financial services and offer investment products in association with PrimeVest Financial Services, Inc. The Company’s website is at www.banknorth.com.

Note: This news release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as the amortization of intangible assets in the case of “cash basis” performance measures. These non-GAAP measures also may exclude other significant gains or losses that are unusual in nature, such as security gains and prepayment penalties. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

This news release contains certain forward-looking statements with respect to the financial condition, results of operations and business of Banknorth. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited, to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting Banknorth’s operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or cost savings at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access Banknorth’s periodic reports filed with the Securities and Exchange Commission for financial and business information regarding Banknorth, including information which could affect Banknorth’s forward-looking statements.

Banknorth Group, Inc. and Subsidiaries
CONSOLIDATED BALANCE SHEETS (Unaudited)

	June 30,	June 30,	%	March 31,	%
(In thousands)	2004	2003	Change	2004	Change
Cash and due from banks	$613,675	$661,103	-7%	$516,772	19%
Federal funds sold and other short-term investments	10,917	2,968	268%	8,356	31%
Securities available for sale	7,888,172	6,992,917	13%	7,389,833	7%
Securities held to maturity	103,792	166,239	-38%	115,442	-10%
Loans and leases held for sale	67,207	92,795	-28%	46,970	43%
Loans and leases:
Residential real estate mortgages	3,092,269	2,852,991	8%	2,647,540	17%
Commercial real estate mortgages	6,086,800	5,140,130	18%	5,549,406	10%
Commercial business loans and leases	3,825,003	3,229,718	18%	3,482,093	10%
Consumer loans and leases	5,106,240	4,510,473	13%	4,944,573	3%

Total loans and leases	18,110,312	15,733,312	15%	16,623,612	9%
Less: Allowance for loan and lease losses	247,620	227,240	9%	233,297	6%

Loans and leases, net	17,862,692	15,506,072	15%	16,390,315	9%
Premises and equipment	288,362	271,124	6%	260,302	11%
Goodwill	1,364,716	1,092,345	25%	1,127,799	21%
Identifiable intangible assets	53,972	38,986	38%	34,491	56%
Bank owned life insurance	500,132	476,470	5%	493,729	1%
Other assets	522,153	449,091	16%	495,583	5%

	$29,275,790	$25,750,110	14%	$26,879,592	9%

Liabilities & Shareholders’ Equity
Deposits:
Regular savings	$2,624,256	$2,472,816	6%	$2,517,632	4%
Retail money market and NOW accounts	7,872,310	6,759,000	16%	7,268,948	8%
Retail certificates of deposit	4,701,046	5,122,392	-8%	4,592,577	2%
Noninterest bearing deposits	4,139,017	3,340,408	24%	3,578,609	16%

Total deposits	19,336,629	17,694,616	9%	17,957,766	8%
Borrowings from the Federal Home Loan Bank	1,476,626	1,634,507	-10%	1,485,014	-1%
Federal funds purchased and securities sold under repurchase agreements	4,625,277	2,610,493	77%	3,823,452	21%
Subordinated debt and senior notes	340,002	362,942	-6%	362,961	-6%
Other borrowings	158,774	8,758	1713%	61,360	159%
Junior subordinated debentures	310,746	—	100%	305,591	2%
Company obligated, mandatorily redeemable securities of subsidiary trusts holding solely parent junior subordinated debentures	—	295,056	-100%	—	0%
Other liabilities	161,044	679,987	-76%	231,537	-30%

Total liabilities	26,409,098	23,286,359	13%	24,227,681	9%

Shareholders’ equity	2,866,692	2,463,751	16%	2,651,911	8%

	$29,275,790	$25,750,110	14%	$26,879,592	9%

Banknorth Group, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)

	Six Months Ended June 30,		%	Three Months Ended June 30,		%
(In thousands, except per share data)	2004	2003	Change	2004	2003	Change
Interest and dividend income	$601,798	$611,805	-2%	$309,146	$302,478	2%
Interest expense	154,139	194,095	-21%	79,096	90,904	-13%

Net interest income	447,659	417,710	7%	230,050	211,574	9%
Provision for loan and lease losses	19,000	21,401	-11%	9,500	10,500	-10%

Net interest income after provision for loan and lease losses	428,659	396,309	8%	220,550	201,074	10%

Noninterest income:
Deposit services	53,412	46,273	15%	27,260	23,747	15%
Insurance brokerage commissions	26,014	23,305	12%	12,278	10,948	12%
Merchant and electronic banking income, net	23,474	20,118	17%	13,069	11,098	18%
Trust and investment management services	19,019	15,309	24%	9,870	7,957	24%
Bank owned life insurance	11,771	11,168	5%	6,275	5,826	8%
Investment planning services	9,985	7,167	39%	5,146	3,911	32%
Net gains on sales of securities	6,936	36,206	-81%	3,355	33,423	-90%
Other noninterest income	27,083	34,521	-22%	12,223	18,918	-35%

	177,694	194,067	-8%	89,476	115,828	-23%

Noninterest expense:
Salaries and employee benefits	174,538	162,941	7%	87,005	82,248	6%
Occupancy and equipment expense	55,111	53,739	3%	27,512	27,579	0%
Data processing	20,455	20,593	-1%	10,018	10,415	-4%
Advertising and marketing	13,827	11,017	26%	6,303	5,957	6%
Amortization of identifiable intangible assets	3,988	4,302	-7%	2,084	2,306	-10%
Merger and consolidation costs (1)	5,748	5,981	-4%	4,135	1,530	170%
Prepayment penalties on borrowings	—	30,490	NM	—	30,490	NM
Other noninterest expense	49,877	44,884	11%	26,769	23,514	14%

	323,544	333,947	-3%	163,826	184,039	-11%

Income before income tax expense	282,809	256,429	10%	146,200	132,863	10%
Income tax expense	96,636	87,510	10%	50,353	45,338	11%

Net Income	$186,173	$168,919	10%	$95,847	$87,525	10%

Weighted average shares outstanding:
Basic	166,318	159,980	4%	169,637	162,312	5%
Diluted	169,903	161,898	5%	173,109	164,559	5%
Earnings per share:
Basic	$1.12	$1.06	6%	$0.57	$0.54	6%
Diluted	1.10	1.04	6%	0.55	0.53	4%

(1)	Merger and consolidation costs consist of merger charges, certain asset write-downs and branch closing costs.

NM - calculated % change is not meaningful

Banknorth Group, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (Unaudited)

	Six Months Ended June 30,		%	Three Months Ended June 30,		%
(In thousands, except per share data)	2004	2003	Change	2004	2003	Change
Net interest income	$447,659	$417,710	7%	$230,050	$211,574	9%
Net income	$186,173	$168,919	10%	$95,847	$87,525	10%
Shares outstanding (end of period)	172,546	160,843	7%	172,546	160,843	7%
Weighted average shares outstanding:
Basic	166,318	159,980	4%	169,637	162,312	5%
Diluted	169,903	161,898	5%	173,109	164,559	5%
Earnings per share:
Basic	$1.12	$1.06	6%	$0.57	$0.54	6%
Diluted	$1.10	$1.04	6%	$0.55	$0.53	4%
Shareholders’ equity (end of period)	$2,866,692	$2,463,751	16%	$2,866,692	$2,463,751	16%
Book value per share (end of period)	$16.61	$15.32	8%	$16.61	$15.32	8%
Tangible book value per share (end of period)	$8.39	$8.28	1%	$8.39	$8.28	1%

			Nominal			Nominal
			Inc/(Dec)			Inc/(Dec)
RATIOS & OTHER INFORMATION:
Net interest margin (net interest income as a % of average earning assets) (1)	3.67%	3.69%	-0.02%	3.66%	3.71%	-0.05%
Net interest spread (yield on earning assets minus yield on interest-bearing liabilities) (1)	3.44%	3.41%	0.03%	3.43%	3.45%	-0.02%
Return on average assets	1.36%	1.35%	0.01%	1.36%	1.38%	-0.02%
Return on average equity	13.82%	14.25%	-0.43%	13.54%	14.24%	-0.70%
At period end:
Tier 1 leverage capital ratio	6.75%	6.36%	0.39%	6.75%	6.36%	0.39%
Tangible equity/tangible assets	5.20%	5.41%	-0.21%	5.20%	5.41%	-0.21%
Total risk based capital ratio	10.98%	10.99%	-0.01%	10.98%	10.99%	-0.01%
Non-performing loans	$65,143	$60,735	7%	$65,143	$60,735	7%
Total non-performing assets	$67,167	$64,460	4%	$67,167	$64,460	4%
Non-performing loans as a % of total loans	0.36%	0.39%	-0.03%	0.36%	0.39%	-0.03%
Non-performing assets as a % of total assets	0.23%	0.25%	-0.02%	0.23%	0.25%	-0.02%
Full service banking offices	389	357		389	357
FINANCIAL INFORMATION AND RATIOS EXCLUDING CERTAIN ITEMS (Non-GAAP Financial Information):
Noninterest income as a percent of total income (2)	27.61%	27.43%	0.18%	27.24%	28.03%	-0.79%
Merger and consolidation costs on a net of tax basis (3)	$3,737	$3,895	-4%	$2,687	$997	170%
Per diluted share:	0.02	0.03	-33%	0.02	0.01	100%
Noninterest expense (4)	$317,796	$297,476	7%	$159,691	$152,018	5%
Return on average assets (5)	1.39%	1.38%	0.01%	1.40%	1.39%	0.01%
Cash return on average tangible assets (5) (6)	1.48%	1.46%	0.02%	1.49%	1.48%	0.01%
Return on average equity (5)	14.09%	14.58%	-0.49%	13.92%	14.40%	-0.48%
Cash return on average tangible equity (5) (6)	26.54%	25.92%	0.62%	26.67%	27.15%	-0.48%
Efficiency ratio (7)	51.39%	51.68%	-0.29%	50.51%	51.71%	-1.20%
Cash efficiency ratio (8)	50.74%	50.94%	-0.20%	49.85%	50.93%	-1.08%

(1)	Adjusted to fully taxable equivalent basis.

(2)	Excludes securities gains/(losses).

(3)	Merger and consolidation costs consist of merger charges, certain asset write-downs and branch closing costs.

(4)	Excludes pre-tax merger and consolidation costs.

(5)	Excludes merger and consolidation costs, net of related tax benefits.

(6)	Cash ratios reflect an adjustment to add back the amortization of intangible assets, net of related tax benefits.

(7)	Excludes securities gains/(losses) and merger and consolidation costs.

(8)	Excludes securities gains/(losses), merger and consolidation costs and amortization of intangible assets.

Banknorth Group, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCE SHEETS (Unaudited)

	Three Months Ended June 30,
	2004		2003
	Average	Yield/	Average	Yield/
(Dollars in thousands)	Balance	Rate	Balance	Rate
Assets
Loans and leases (1)
Residential real estate mortgages	$2,987,625	5.00%	$2,996,485	5.76%
Commercial real estate mortgages	5,883,659	5.74%	5,074,540	6.19%
Commercial loans and leases	3,675,217	4.71%	3,154,085	5.23%
Consumer loans and leases	4,981,924	5.02%	4,463,057	5.76%

	17,528,425	5.19%	15,688,167	5.79%
Securities	7,875,274	4.27%	7,280,880	4.24%
Federal funds sold and other short-term investments	3,683	1.74%	18,077	1.20%

Total earning assets	25,407,382	4.91%	22,987,124	5.30%
Bank owned life insurance	497,250		472,853
Noninterest-earning assets	2,478,117		2,040,703

Total assets	$28,382,749		$25,500,680

Liabilities & Shareholders’ Equity
Interest-bearing deposits:
Regular savings	$2,614,679	0.30%	$2,468,244	0.50%
Retail money market and NOW accounts	7,646,403	0.79%	6,582,004	0.97%
Retail certificates of deposit	4,719,524	1.93%	5,243,908	2.43%

Total interest-bearing deposits	14,980,606	1.06%	14,294,156	1.42%
Borrowed funds	6,467,964	2.46%	5,459,725	2.95%

Total interest-bearing liabilities	21,448,570	1.48%	19,753,881	1.85%
Noninterest bearing deposits	3,898,967		3,099,420
Other liabilities	188,596		181,765
Shareholders’ equity	2,846,616		2,465,614

Total liabilities and shareholders’ equity	$28,382,749		$25,500,680

Net earning assets	$3,958,812		$3,233,243

Net interest income (fully taxable equivalent)	$231,594		$213,066
Less: fully taxable equivalent adjustments	(1,544)		(1,492)

Net interest income	$230,050		$211,574

Net interest rate spread (fully taxable equivalent)		3.43%		3.45%
Net interest margin (fully taxable equivalent)		3.66%		3.71%

(1)	Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

Banknorth Group, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCE SHEETS (Unaudited)

	Six Months Ended June 30,
	2004		2003
	Average	Yield/	Average	Yield/
(Dollars in thousands)	Balance	Rate	Balance	Rate
Assets
Loans and leases (1)
Residential real estate mortgages	$2,856,423	5.09%	$2,895,113	5.86%
Commercial real estate mortgages	5,712,075	5.72%	4,994,310	6.31%
Commercial loans and leases	3,531,263	4.76%	3,080,635	5.27%
Consumer loans and leases	4,932,477	5.07%	4,325,750	5.89%

	17,032,238	5.23%	15,295,808	5.89%
Securities	7,607,260	4.25%	7,578,748	4.40%
Federal funds sold and other short-term investments	5,605	1.12%	11,346	1.40%

Total earning assets	24,645,103	4.92%	22,885,902	5.40%
Bank owned life insurance	493,839		449,126
Noninterest-earning assets	2,315,929		1,949,017

Total assets	$27,454,871		$25,284,045

Liabilities & Shareholders’ Equity
Interest-bearing deposits:
Regular savings	$2,541,547	0.30%	$2,321,821	0.54%
Retail money market and NOW accounts	7,382,671	0.79%	6,400,948	1.00%
Retail certificates of deposit	4,689,767	1.95%	5,128,769	2.53%

Total interest-bearing deposits	14,613,985	1.08%	13,851,538	1.49%
Borrowed funds	6,257,627	2.43%	5,863,321	3.16%

Total interest-bearing liabilities	20,871,612	1.48%	19,714,859	1.99%
Noninterest bearing deposits	3,693,342		3,003,113
Other liabilities	179,954		175,298
Shareholders’ equity	2,709,963		2,390,775

Total liabilities and shareholders’ equity	$27,454,871		$25,284,045

Net earning assets	$3,773,491		$3,171,043

Net interest income (fully taxable equivalent)	$450,694		$420,464
Less: fully taxable equivalent adjustments	(3,035)		(2,754)

Net interest income	$447,659		$417,710

Net interest rate spread (fully taxable equivalent)		3.44%		3.41%
Net interest margin (fully taxable equivalent)		3.67%		3.69%

(1)	Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

Banknorth Group, Inc. and Subsidiaries
Asset Quality (unaudited)
(Dollars in thousands)

	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
Non-performing assets:
Residential real estate mortgages	$7,870	$7,990	$7,157	$9,135	$9,827
Commercial real estate mortgages	27,951	24,620	19,700	27,069	19,139
Commercial business loans and leases	23,637	28,977	24,412	22,857	24,577
Consumer loans and leases	5,685	6,267	8,493	7,664	7,192

Total non-performing loans and leases	65,143	67,854	59,762	66,725	60,735
Other non-performing assets, net	2,024	2,700	3,341	3,632	3,725

Total non-performing assets	$67,167	$70,554	$63,103	$70,357	$64,460

Allowance for loan and lease losses	$247,620	$233,297	$232,287	$229,581	$227,240

Net loan charge-offs (recoveries):
Residential real estate mortgages	($41)	($72)	$10	$58	$31
Commercial real estate mortgages	(665)	(446)	(168)	(269)	(474)

Total real estate mortgages	(706)	(518)	(158)	(211)	(443)
Commercial business loans and leases	3,387	1,785	2,404	519	4,468
Consumer loans and leases	6,160	7,223	8,111	7,853	5,913

Total net charge-offs	$8,841	$8,490	$10,357	$8,161	$9,938

Ratios:
Allowance for loan and lease losses to total loans and leases	1.37%	1.40%	1.42%	1.44%	1.44%
Allowance for loan and lease losses to non-performing loans	380.12%	343.82%	388.69%	344.07%	374.15%
Non-performing loans to total loans and leases	0.36%	0.41%	0.37%	0.42%	0.39%
Non-performing assets to total assets	0.23%	0.26%	0.24%	0.27%	0.25%
Net charge-offs to average loans - QTD (1)	0.20%	0.21%	0.26%	0.20%	0.25%

(1)	Annualized.

Banknorth Group, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)

	Three Months Ended
(In thousands, except per share data)	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
Interest and dividend income	$309,146	$292,652	$290,414	$290,750	$302,478
Interest expense	79,096	75,043	77,126	80,918	90,904

Net interest income	230,050	217,609	213,288	209,832	211,574
Provision for loan and lease losses	9,500	9,500	10,400	10,500	10,500

Net interest income after provision for loan and lease losses	220,550	208,109	202,888	199,332	201,074

Noninterest income:
Deposit services	27,260	26,153	25,881	25,167	23,747
Insurance brokerage commissions	12,278	13,736	11,480	10,930	10,948
Merchant and electronic banking income, net	13,069	10,404	10,542	11,115	11,098
Trust and investment management services	9,870	9,149	8,470	8,178	7,957
Bank owned life insurance	6,275	5,496	5,978	5,785	5,826
Investment planning services	5,146	4,839	4,765	3,761	3,911
Net gains on sales of securities	3,355	3,581	2,682	3,573	33,423
Other noninterest income	12,223	14,859	14,637	20,147	18,918

	89,476	88,217	84,435	88,656	115,828

Noninterest expense:
Salaries and employee benefits	87,005	87,534	81,451	82,230	82,248
Occupancy and equipment expense	27,512	27,599	26,731	26,188	27,579
Data processing	10,018	10,436	9,881	10,466	10,415
Advertising and marketing	6,303	7,523	5,430	5,553	5,957
Amortization of identifiable intangible assets	2,084	1,904	2,324	2,320	2,306
Merger and consolidation costs (1)	4,135	1,614	1,316	808	1,530
Prepayment penalties on borrowings	—	—	—	—	30,490
Other noninterest expense	26,769	23,109	28,543	24,082	23,514

	163,826	159,719	155,676	151,647	184,039

Income before income tax expense	146,200	136,607	131,647	136,341	132,863
Income tax expense	50,353	46,280	40,085	46,063	45,338

Net Income	$95,847	$90,327	$91,562	$90,278	$87,525

Weighted average shares outstanding:
Basic	169,637	162,965	162,149	161,517	162,312
Diluted	173,109	166,657	165,685	164,446	164,559
Earnings per share:
Basic	$0.57	$0.55	$0.56	$0.56	$0.54
Diluted	0.55	0.54	0.55	0.55	0.53

(1)	Merger and consolidation costs consist of merger charges, certain asset write-downs and branch closing costs.

Banknorth Group, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (Unaudited)

	Three Months Ended
(In thousands, except per share data)	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
Net interest income	$230,050	$217,609	$213,288	$209,832	$211,574
Net income	$95,847	$90,327	$91,562	$90,278	$87,525
Shares outstanding (end of period)	172,546	163,046	162,188	161,543	160,843
Weighted average shares outstanding:
Basic	169,637	162,965	162,149	161,517	162,312
Diluted	173,109	166,657	165,685	164,446	164,559
Earnings per share:
Basic	$0.57	$0.55	$0.56	$0.56	$0.54
Diluted	$0.55	$0.54	$0.55	$0.55	$0.53
Shareholders’ equity (end of period)	$2,866,692	$2,651,911	$2,520,519	$2,475,580	$2,463,751
Book value per share (end of period)	$16.61	$16.26	$15.54	$15.32	$15.32
Tangible book value per share (end of period)	$8.39	$9.14	$8.37	$8.32	$8.28
RATIOS & OTHER INFORMATION:
Net interest margin (net interest income as a % of average earning assets) (1)	3.66%	3.68%	3.65%	3.63%	3.71%
Net interest spread (yield on earning assets minus yield on interest-bearing liabilities) (1)	3.43%	3.46%	3.42%	3.39%	3.45%
Return on average assets	1.36%	1.37%	1.39%	1.39%	1.38%
Return on average equity	13.54%	14.13%	14.72%	14.85%	14.24%
At period end:
Tier 1 leverage capital ratio	6.75%	6.84%	6.65%	6.56%	6.36%
Tangible equity/tangible assets	5.20%	5.79%	5.37%	5.46%	5.41%
Total risk based capital ratio	10.98%	11.47%	11.29%	11.29%	10.99%
Non-performing loans	$65,143	$67,854	$59,762	$66,725	$60,735
Total non-performing assets	$67,167	$70,554	$63,103	$70,357	$64,460
Non-performing loans as a % of total loans	0.36%	0.41%	0.37%	0.42%	0.39%
Non-performing assets as a % of total assets	0.23%	0.26%	0.24%	0.27%	0.25%
Full service banking offices	389	358	359	357	357
FINANCIAL INFORMATION AND RATIOS EXCLUDING CERTAIN ITEMS (Non-GAAP Financial Information):
Noninterest income as a percent of total income (2)	27.24%	28.00%	27.71%	28.85%	28.03%
Merger and consolidation costs on a net of tax basis (3)	$2,687	$1,049	$855	$525	$997
Per diluted share:	0.02	0.01	0.01	—	0.01
Noninterest expense (4)	$159,691	$158,105	$154,360	$150,839	$152,018
Return on average assets (5)	1.40%	1.39%	1.41%	1.40%	1.39%
Cash return on average tangible assets (5)(6)	1.49%	1.47%	1.49%	1.48%	1.48%
Return on average equity (5)	13.92%	14.29%	14.86%	14.93%	14.40%
Cash return on average tangible equity (5)(6)	26.67%	26.44%	27.86%	28.63%	27.15%
Efficiency ratio (7)	50.51%	52.31%	52.32%	51.15%	51.71%
Cash efficiency ratio (8)	49.85%	51.68%	51.53%	50.36%	50.93%

(1)	Adjusted to fully taxable equivalent basis.

(2)	Excludes securities gains/(losses).

(3)	Merger and consolidation costs consist of merger charges, certain asset write-downs and branch closing costs.

(4)	Excludes pre-tax merger and consolidation costs and prepayment penalties on borrowings.

(5)	Excludes merger and consolidation costs, net of related tax benefits.

(6)	Cash ratios reflect an adjustment to add back the amortization of intangible assets, net of related tax benefits.

(7)	Excludes securities gains/(losses), prepayment penalties on borrowings, and merger and consolidation costs.

(8)	Excludes securities gains/(losses), prepayment penalties on borrowings, merger and consolidation costs, and amortization of intangible assets.

Ratios are annualized where appropriate.

Banknorth Group, Inc. and Subsidiaries
Reconciliation Table – Non-GAAP Financial Information (Unaudited)

	Three Months Ended
(In thousands, except per share data)	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003
Net income (including merger and consolidation costs)	$95,847	$90,327	$91,562	$90,278	$87,525
Add back merger and consolidation costs, net of tax
Merger related	2,687	1,355	862	525	1,397
Branch closings	—	(306)	(7)	—	—
Revised auto lease residual charge	—	—	—	—	(400)

Excluding merger and consolidation costs	98,534	91,376	92,417	90,803	88,522
Add back amortization of intangibles, net of tax	1,354	1,238	1,511	1,508	1,499

Cash basis, excluding merger and consolidation costs	$99,888	$92,614	$93,928	$92,311	$90,021

Basic earnings per share	$0.57	$0.55	$0.56	$0.56	$0.54
Effects of merger and consolidation costs, net of tax	0.01	0.01	0.01	—	0.01

Excluding merger and consolidation costs	0.58	0.56	0.57	0.56	0.55
Effects of amortization of intangibles, net of tax	0.01	0.01	0.01	0.01	—

Cash basis, excluding merger and consolidation costs	$0.59	$0.57	$0.58	$0.57	$0.55

Diluted earnings per share	$0.55	$0.54	$0.55	$0.55	$0.53
Effects of merger and consolidation costs, net of tax	0.02	0.01	0.01	—	0.01

Excluding merger and consolidation costs	0.57	0.55	0.56	0.55	0.54
Effects of amortization of intangibles, net of tax	0.01	0.01	0.01	0.01	0.01

Cash basis, excluding merger and consolidation costs	$0.58	$0.56	$0.57	$0.56	$0.55

Return on average assets	1.36%	1.37%	1.39%	1.39%	1.38%
Effects of merger and consolidation costs, net of tax	0.04%	0.02%	0.02%	0.01%	0.01%

Excluding merger and consolidation costs	1.40%	1.39%	1.41%	1.40%	1.39%
Effects of amortization of intangibles, net of tax	0.09%	0.08%	0.08%	0.08%	0.09%

Cash basis, excluding merger and consolidation costs	1.49%	1.47%	1.49%	1.48%	1.48%

Return on average equity	13.54%	14.13%	14.72%	14.85%	14.24%
Effects of merger and consolidation costs, net of tax	0.38%	0.16%	0.14%	0.08%	0.16%

Excluding merger and consolidation costs	13.92%	14.29%	14.86%	14.93%	14.40%
Effects of amortization of intangibles, net of tax	12.75%	12.15%	13.00%	13.70%	12.75%

Cash basis, excluding merger and consolidation costs	26.67%	26.44%	27.86%	28.63%	27.15%

Efficiency ratio	51.27%	52.23%	52.29%	50.80%	56.21%
Effects of securities gains and prepayment penalties on borrowings	0.55%	0.61%	0.48%	0.62%	-3.98%
Effects of merger and consolidation costs	-1.31%	-0.53%	-0.45%	-0.27%	-0.52%

Excluding securities gains, prepayment penalties on borrowings, and merger and consolidation costs	50.51%	52.31%	52.32%	51.15%	51.71%
Effects of amortization of intangibles	-0.66%	-0.63%	-0.79%	-0.79%	-0.78%

Cash basis, excluding securities gains, prepayment penalties on borrowings and merger and consolidation costs	49.85%	51.68%	51.53%	50.36%	50.93%

Non Interest Income	$89,476	$88,217	$84,435	$88,656	$115,828
Net gains on sales of securities	3,355	3,581	2,682	3,573	33,423

Excluding securities gains	$86,121	$84,636	$81,753	$85,083	$82,405

Non Interest Expense	$163,826	$159,719	$155,676	$151,647	$184,039
Merger and consolidation costs	4,135	1,614	1,316	808	1,530
Prepayment penalties on borrowings	—	—	—	—	30,490

Excluding merger and consolidation costs and prepayment penalties on borrowings	$159,691	$158,105	$154,360	$150,839	$152,019

Banknorth Group, Inc. and Subsidiaries
Reconciliation Table – Non-GAAP Financial Information (Unaudited)

	Six Month Ended
(In thousands, except per share data)	6/30/2004	6/30/2003
Net income (including merger and consolidation costs)	$186,173	$168,919
Add back merger and consolidation costs, net of tax
Merger related	4,043	4,324
Branch closings	(306)	(29)
Revised auto lease residual charge	—	(400)

Excluding merger and consolidation costs	189,910	172,814
Add back amortization of intangibles, net of tax	2,592	2,797

Cash basis, excluding merger and consolidation costs	$192,502	$175,611

Basic earnings per share	$1.12	$1.06
Effects of merger and consolidation costs, net of tax	0.02	0.02

Excluding merger and consolidation costs	1.14	1.08
Effects of amortization of intangibles, net of tax	0.02	0.02

Cash basis, excluding merger and consolidation costs	$1.16	$1.10

Diluted earnings per share	$1.10	$1.04
Effects of merger and consolidation costs, net of tax	0.02	0.03

Excluding merger and consolidation costs	1.12	1.07
Effects of amortization of intangibles, net of tax	0.01	0.01

Cash basis, excluding merger and consolidation costs	$1.13	$1.08

Return on average assets	1.36%	1.35%
Effects of merger and consolidation costs, net of tax	0.03%	0.03%

Excluding merger and consolidation costs	1.39%	1.38%
Effects of amortization of intangibles, net of tax	0.09%	0.08%

Cash basis, excluding merger and consolidation costs	1.48%	1.46%

Return on average equity	13.82%	14.25%
Effects of merger and consolidation costs, net of tax	0.27%	0.33%

Excluding merger and consolidation costs	14.09%	14.58%
Effects of amortization of intangibles, net of tax	12.45%	11.34%

Cash basis, excluding merger and consolidation costs	26.54%	25.92%

Efficiency ratio	51.74%	54.59%
Effects of securities gains and prepayment penalties on borrowings	0.58%	-1.87%
Effects of merger and consolidation costs	-0.93%	-1.04%

Excluding securities gains, prepayment penalties on borrowings, and merger and consolidation costs	51.39%	51.68%
Effects of amortization of intangibles	-0.65%	-0.74%

Cash basis, excluding securities gains, prepayment penalties on borrowings, and merger and consolidation costs	50.74%	50.94%

Non Interest Income	$177,694	$194,067
Net gains on sales of securities	6,936	36,206

Excluding securities gains	$170,758	$157,861

Non Interest Expense	$323,544	$333,947
Merger and consolidation costs	5,748	5,981
Prepayment penalties on borrowings	—	30,490

Excluding merger and consolidation costs, write-off of branch automation project and prepayment penalties on borrowings.	$317,796	$297,476